Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary proxy statement
[X]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

The Italy Fund Inc.
(Name of Registrant as Specified in its Charter)

Robert Nelson
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]	No fee required
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

(1)	Title of each class of securities to which the
transaction applies:

(2)	Aggregate number of securities to which transactions
applies:

(3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11:1

(4)	 Proposed maximum aggregate value of transaction:


[   ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:


                               THE ITALY FUND INC.
                               388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          -----------------------------
                           TO BE HELD ON MAY 19, 1999
                          -----------------------------

To the Shareholders of The Italy Fund Inc.:

     The Annual Meeting of Shareholders of THE ITALY FUND INC. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, New York, New York, 22nd Floor, on May 19, 1999 at 10:00 a.m. (New York time) for the following purposes:

     1. To elect two directors, each to hold office for the term indicated and until his successor shall have been elected and qualified;

     2. To consider and act upon the ratification of the selection of KPMG LLP as the independent auditors of the Fund;

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Proposals 1 and 2 are discussed in greater detail in the attached Proxy Statement. The Board of Directors has fixed the close of business on March 23, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                           By Order of the Board of Directors


                                           Christina T. Sydor
                                           Secretary

New York, New York
April 9, 1999

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                        Valid Signature
------------                                        ---------------

Corporate Accounts
(1) ABC Corp. ....................................  ABC Corp.
(2) ABC Corp. ....................................  John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer ....................  John Doe
(4) ABC Corp. Profit Sharing Plan ................  John Doe, Trustee

Trust Accounts
(1) ABC Trust ....................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78 .............................  Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA ..............  John B. Smith
(2) Estate of John B. Smith ......................  John B. Smith, Jr., Executor

                               THE ITALY FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 19, 1999

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of The Italy Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on May 19, 1999 at 10:00 a.m. (New York time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail. In addition, certain officers, directors and employees of the Fund; SSBC Fund Management Inc., formerly known as Mutual Management Corp. ("SSBC" or the "Manager"), the Fund's investment manager; Salomon Smith Barney Inc. ("Salomon Smith Barney"), an affiliate of SSBC; and/or First Data Investor Services Group, Inc. ("First Data"), the Fund's transfer agent, may solicit proxies in person or by telephone, or telegraph. Such representatives and employees will not receive additional compensation for solicitation activities. The fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. Salomon Smith Barney and SSBC are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 101 Federal Street, Boston, Massachusetts 02110.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended January 31, 1999, has been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about April 9, 1999. The Fund will provide, without charge, additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-331-1710.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have no impact on the requisite approval of the Proposals. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Board of Directors of the Fund has fixed the close of business on March 23, 1999 as the record date (the "Record Date") for determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting or any adjournment. Shareholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on March 23, 1999, the Fund had outstanding 8,901,914 shares of Common Stock, par value $0.01 per share, the only authorized class of stock, of which 8,761,579 (or 98.42%) were held in accounts of, but not beneficially owned by, Cede & Co., as nominee of The Depository Trust Company. As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

Owners of More Than Five Percent of the Outstanding Shares of the Fund

     The following table shows, as of March 23, 1999, the beneficial owners of more than 5% of the outstanding shares of the Fund. This information is based on reports (Schedules 13 D & G) filed with the Securities and Exchange Commission by each of the firms listed in the table below. Information as to beneficial ownership is based upon reports filed with the Securities and Exchange Commission ("SEC") on behalf of the holder.

                                                          Amount
                                                         and Nature
                           Name and Address of         of Beneficial    Percent
     Title of Class       Beneficial Owner               Ownership     of Class
     --------------       --------------------           ---------      -------

     Common Stock        Mira, L.P.                        484,000       5.165%
                         One Chase Manhattan
                         Plaza, 42nd Floor
                         New York, New York 10005

     Common Stock        FMR Corp.                         628,900       6.617%
                         82 Devonshire Street
                         Boston, Massachusetts 02109

     Common Stock        Lazard Freres & Co. LLC         1,241,200       13.06%
                         30 Rockefeller Plaza
                         New York, New York 10020

     Common Stock        Bankgesellschaft Berlin AG        540,100         5.7%
                         Alexanderplatz 2
                         D-10178 Berlin, Germany

     Common Stock        Tattersall Advisory Group, Inc.   526,200         5.5%
                         6620 W. Broad Street,
                         Suite 300
                         Richmond, Virginia 23230

     As of the Record Date, to the knowledge of the Fund, no shares of securities issued by Salomon Smith Barney's ultimate parent corporation, Citigroup Inc. ("Citigroup"), were held by Board members who are not "interested persons" of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")).

     In the event that a quorum is not present at the Meeting or if a quorum is present, but sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Board of Directors of the Fund is divided into three classes. The directors serving in Class I have terms expiring at the Meeting; each Class I director currently serving on the Board has been nominated by the Board of Directors for re-election at the Meeting to serve until the year 2002 Annual Meeting of Shareholders or until his successor has been duly elected and qualified.

     The Board of Directors of the Fund knows of no reason why any of the Class I nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Director affiliated with the Manager and considered an "interested person" as defined in the 1940 Act is indicated by an asterisk(*).

                   Persons Nominated for Election as Directors

                                                               Number of Shares
                               Principal Occupations          and % Beneficially
                              During Past Five Years,            owned+ as of
         Name              Other Directorships, and Age         March 23, 1999
         ----              ----------------------------         --------------

Dr. Paul Hardin          Chancellor Emeritus and Professor          542.204
Director since 1986(I)   of Law at the University of North      (less than 1%)
                         Carolina at Chapel Hill; Director
                         of twelve investment companies
                         managed by affiliates of Salomon
                         Smith Barney and a Director of The
                         Summit Bancorporation. Formerly,
                         Chancellor of the University of
                         North Carolina at Chapel Hill; 67.


George M. Pavia          Senior Partner, Pavia & Harcourt,             --
Director since 1991(I)   Attorneys; Director of two
                         investment companies managed by
                         affiliates of Salomon Smith Barney;
                         71.

The remainder of the Board constitutes the Class II and Class III directors (as indicated by the Number II or III), none of whom will stand for election at the Meeting, as their terms will expire in 2000 and 2001, respectively.

                         Directors Continuing in Office

                                                               Number of Shares
                               Principal Occupations          and % Beneficially
                              During Past Five Years,            owned+ as of
         Name              Other Directorships, and Age         March 23, 1999
         ----              ----------------------------         --------------

Paolo M. Cucchi          Dean of College of Liberal Arts at           500
Director since 1992(II)  Drew University; Director of two        (less than 1%)
                         investment companies managed by
                         affiliates of Salomon Smith Barney;
                         57.

Mario d'Urso             Senator of the Republic of Italy;           1,000
Director since 1995(II)  formerly Under Secretary of State       (less than 1%)
                         of the Ministry of Commerce with
                         the Exterior for Italy; 58.


Alessandro C.            Retired; Director of two investment          --
  di Montezemolo         companies managed by affiliates of
Director since 1986(III) Salomon Smith Barney and a Director of OffitBank; formerly Chairman of
                         the Board of Marsh & McLennan; 80.

+ For this purpose, "beneficial ownership" is defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

                                                               Number of Shares
                               Principal Occupations          and % Beneficially
                              During Past Five Years,            owned+ as of
         Name              Other Directorships, and Age         March 23, 1999
         ----              ----------------------------         --------------

*Heath B. McLendon       Managing Director of Salomon Smith        8,722.57740
Director since 1986(III) Barney; Chairman or Co-Chairman of      (less than 1%)
                         fifty-nine investment companies
                         managed by affiliates of Salomon
                         Smith Barney; President and
                         Director of SSBC and Travelers
                         Investment Adviser, Inc. ("TIA");
                         formerly Chairman of the Board of
                         Smith Barney Strategy Advisers
                         Inc.; 65.

+ For this purpose, "beneficial ownership" is defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based upon information furnished to the Fund by the directors.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the 1934 Act requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended January 31, 1999, all filing requirements applicable to such persons were complied with.

     The names of the principal officers of the Fund, with the exception of Mr. d'Urso and Mr. McLendon, are listed in the table below together with certain additional information. Mr. d'Urso was elected President of the Fund in 1986. Mr. McLendon was first elected Chairman of the Board and Investment Officer in 1986. Each officer of the Fund holds such office until a successor has been elected by the Board of Directors.

                                                 Principal Occupations and Other
                                 Position            Affiliations During the
Name                       (year first elected)     Past Five Years, and Age
----                       --------------------     ------------------------

Lewis E. Daidone             Senior Vice         Managing Director of Salomon
                             President and       Smith Barney Inc.; Chief
                             Treasurer (1994)    Financial Officer of each of
                                                 the Smith Barney Mutual Funds;
                                                 Director and Senior Vice
                                                 President of SSBC and TIA; 41.

Rein van der Does            Vice President      Managing Director of Salomon
                             and Investment      Smith Barney Inc.; 59.
                             Officer (1996)


Christina T. Sydor           Secretary (1994)    Managing Director of Salomon
                                                 Smith Barney Inc.; General
                                                 Counsel and Secretary of SSBC
                                                 and TIA; 48.


     The principal business address of Messrs. McLendon, Daidone and van der Does and Ms. Sydor is 388 Greenwich Street, New York, New York 10013. The principal business address of Mr. d'Urso is 4/A Viale di Grazioli, Rome, Italy.

     No officer, director or employee of the Fund's investment adviser and administrator receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each director who is not a director, officer or employee of the Fund's investment adviser and administrator a fee of $7,500 per year plus $750 per in-person meeting and $100 per telephonic meeting. All directors are reimbursed for actual out-of-pocket expenses relating to their attendance at meetings. The aggregate fees (including reimbursement for travel and out-of-pocket expenses) paid by the Fund to such directors and members of the Advisory Board during the fiscal year ended January 31, 1999 amounted to $2,515.18.

     The following table shows the compensation paid by the Fund to each director during the Fund's last fiscal year.

                               COMPENSATION TABLE

                                                                       Total
                                   Pension or      Compensation     Number of
                                   Retirement        from Fund      Funds for
                     Aggregate  Benefits Accrued     and Fund     Which Director
                   Compensation   as part of         Complex       Serves Within
Name of Person      from Fund*   Fund Expenses  Paid to Directors  Fund Complex
--------------      ----------   -------------  -----------------  ------------
Paolo M. Cucchi      $10,600          $0             $17,700             2
Allesandro
  di Montezemolo      10,700           0              17,900             2
Mario d'Urso           9,850           0               9,850             1
Dr. Paul Hardin       10,600           0              71,400            12
Heath B. McLendon**        0           0                   0            59
George M. Pavia       10,700           0              17,900             2

* Upon attainment of age 80, Fund directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year aggregate compensation paid by the Fund to directors achieving emeritus status totaled $5,300.

** Designates an "interested director."

     The Fund has no compensation or nominating committee of the Board, or any committee performing similar functions. The Fund has an audit committee comprised of those directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"). The audit committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as nonaudit accounting services performed for the Fund. During the fiscal year ended January 31, 1999, six meetings of the Board of directors of the Fund were held; in addition two audit committee meetings were held. In the last fiscal year Mr. d'Urso attended less than 75% of the meetings of the Board and audit committee.

Required Vote

     Election of each of the listed nominees for director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES TO THE BOARD.

                                 PROPOSAL NO. 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including all of the Independent Directors, have selected KPMG LLP ("KPMG") as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending January 31, 2000, subject to ratification by the shareholders at the Meeting. KPMG also serves as the independent auditors for the Manager, other investment companies managed by affiliates of Salomon Smith Barney and for the Manager's ultimate parent corporation, Citigroup. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Citigroup or any other investment company sponsored by Salomon Smith Barney or its affiliates.

     If the Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

Required Vote

     The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the selection of KPMG.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 2000 Annual Meeting of the Shareholders of the Fund must be received by December 2, 1999 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 2000 Annual Meeting will be held in May of 2000. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

     The persons named as proxies for the 2000 Annual Meeting will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by January 10, 2000, in which case these persons will not have discretionary voting authority except as provided in the SEC's rules governing shareholder proposals.

                                  OTHER MATTERS

     Management knows of no other matters which are to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                             By Order of the Board of Directors

                                             Christina T. Sydor
                                             Secretary

April 9, 1999

	Please mark
	votes as in
	this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1.	To elect Paul Hardin and George M. 		* FOR	* WITHHELD
	Pavia as Class I Directors of the Fund.
		*
______________________
			For all nominees
except as 			noted above


2.	To ratify the selection of KPMG LLP	* FOR	* AGAINST	*
ABSTAIN
	as the independent auditors of the Fund for the fiscal year ending January 31, 2000.


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:  ______________________________ Date
___________________________

Signature:  ______________________________ Date
___________________________


PROXY
THE ITALY FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
Annual Meeting on May 19, 1999



	The undersigned holder of shares of The Italy Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and Robert M. Nelson as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of the Fund, 388 Greenwich Street, 22nd Floor, New York, New York on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 9, 1999, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

CONTINUED AND TO BE SIGNED
ON REVERSE SIDE

SEE REVERSE SIDE